UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2020

SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard Charlotte, North Carolina		28208
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 980-221-3235

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	SEE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2020, Patrick Duff, who has served as a director of Sealed Air Corporation (the “Company”) since 2010, informed the Company’s Board of Directors (the “Board”) of his decision not to stand for reelection at the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”).  Mr. Duff will remain a director and maintain his committee membership through the 2020 Annual Meeting.  Mr. Duff’s decision not to stand for reelection was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2020, the Board approved amendments to the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”), which became effective immediately.  Among other things, the amendments include changes to the advance notice provisions to require (i) additional information and updates from stockholders who wish to nominate any person for election to the Board (including information about the securities and derivative positions held by the stockholder and the relationships between the stockholder and the nominee), and (ii) that a nominee for director submitted by a stockholder provide certain information, representations and agreements to the Company in order to be eligible for election.

The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

3.1	Amended and Restated Bylaws of Sealed Air Corporation, as amended through February 12, 2020.

104	Cover Page Interactive Data File (formatted as Inline XBRL and embedded within the document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Angel S. Willis
Name:	Angel S. Willis
Title:	Vice President, General Counsel and Secretary

Dated: February 18, 2020